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Alabama

FLORIDA
GROWTH
SUNSHINE STATE

GEORGIA ...on my mind
GROWTH

TEXAS
GROWTH
THE LONE STAR STATE

NEVADA
GROWTH
THE SILVER STATE

Colonial BancGroup℠

Exhibit 99.1

Colonial BancGroup

CNB LISTED NYSE

HOME
GROWTH
GROWTH
GROWTH
NEVADA
GROWTH

$15.8 Billion in Assets

Located in Alabama, Florida, Georgia, Nevada, Texas

41% of Assets, $6.5 Billion, in Florida

9th Largest Institution in Florida in Deposits

Expansion into High-Growth Markets

274 Branches – 106 Currently in Florida

39 Branches Planned – 22 in Florida

Proven Community Banking Philosophy

Local Expertise in Lending Decisions

Creates an Atmosphere that Promotes Sales and Personalizes Customer Relationships

Outstanding Track Record in Credit Quality

Growing Retail Banking Franchise

28% Growth in Noninterest Income 3Q02 to 3Q03

Improving retail deposit mix

Experienced Management Team

7.4% Insider Ownership Aligns Interests of Shareholders, Bondholders and Management

Financial Strength in Local Hands

Mayo
Starke
St. Augustine
Cross City
Trenton
Gainesville
Palm Coast
Palatka
Fruitville
Ormond Beach
Ocala
Daytona Beach
De Land
Deltona
Inverness
Leesburg
Orlando
Brooksville
Bushnell
Titusville
Spring Hill
UNITED STATES
Atlantic Ocean
Merritt Island
Kissimmee
Palm Harbor
Plant City
Lakeland
Melbourne
Clearwater
Tampa
Palm Bay
Bartow
Gulf of Mexico
St. Petersburg
Wauchula
Avon Park
Sebring
Bradenton
Fort Pierce
FLORIDA
Sarasota
Arcadia
Okeechobee
Port St. Lucie
Venice
Port Charlotte
West Palm Beach
Belle Glade
Cape Coral
Fort Myers
Boynton Beach
Freeport City
Coral Springs
Boca Raton
Immokalee
Fort Lauderdale
The Everglades
Pembroke Pines
Big Cypress National Preserve
Kendall
Miami
Florida Keys

© 2001 Microsoft Corp. All rights reserved.

Colonial Bank Florida

Centre
FLOYD
Euharlee
BARTOW
Cartersville
CHEROKEE
Woodstock
Flowery Branch
FORSYTH
Oakwood
HALL
Buford
Alpharetta
Roswell
Kennesaw
CHEROKEE
Hokes Bluff
Cedartown
POLK
PAULDING
COBB
Dunwoody
Auburn
Winder
Athens
Vesta
BARROW
CLARKE
OGLETHORPE
Bogart
GWINNETT
Piedmont
Jacksonville
Hiram
Sandy Springs
North Atlanta
Tucker
Campton
Watkinsville
Lexington
CALHOUN
Buchanan
Lithia Springs
Loganville
Monroe
OCONEE
Elder
Weaver
HARALSON
Temple
Atlanta
Redan
WALTON
Anniston
Heflin
Bremen
DOUGLAS
East Point
Druid Hills
DEKALB
ROCKDALE
Social Circle
Oxford
Carrollton
FULTON
Covington
Madison
Greensboro
CLEBURNE
Bowdon
CARROLL
Union City
CLAYTON
Porterdale
MORGAN
Crawfordville
Tyrone
Stockbridge
Mansfield
White Plains
Cheaha Mountain 2405 ft
Little Tallapoosa
Fayetteville
NEWTON
GREENE
Peachtree City
Hampton
HENRY
Worthville
Phoenix
Newnan
FAYETTE
Jackson
Monticello
Eatonton
Wedowee
HEARD
SPALDING
BUTTS
JASPER
PUTNAM
Sparta
CLAY
ALABAMA
Franklin
COWETA
Devereux
RANDOLPH
Texas
Grantville
Luthersville
GEORGIA
HANCOCK
Roanoke
Hogansville
Round Oak
Milledgeville
Hillcrest
Flint
PIKE
LAMAR
Tallapoosa
LaGrange
MERIWETHER
Forsyth
Barnesville
JONES
BALDWIN
CHAMBERS
TROUP
Greenville
Molena
MONROE
Woodbury
Coopers
UPSON
Yatesville
Gordon
TALLAPOOSA
Lafayette
West Point
Pine Mountain
Manchester
Thomaston
Macon
Oconee
Dadeville
Huguley
Valley
Lizella
Irwinton
Hamilton
WILKINSON
Woodland
Carsonville
Beulah
HARRIS
Talbotton
Knoxville
Warner Robins
Jeffersonville
Opelika
Waverly Hall
CRAWFORD
Auburn
TALBOT
TWIGGS
Butler
Zenith
Fort Valley
Allentown
Dudley
Dublin
LEE
Notasulga
MUSCOGEE
Smiths Station
PEACH
TAYLOR
Perry
Tuskegee
Ladonia
Columbus
Marshallville
HOUSTON
BLECKLEY
MACON
Fort Benning
MARION
Ideal
MACON
Cochran
Chester
Rentz
RUSSELL
CHATTAHOOCHEE
SCHLEY
Oglethorpe
Elko
PULASKI
DODGE
© 2001 Microsoft Corp. All rights reserved

Colonial Bank Georgia

Quincy
Portola
Pyramid Lake I.R.
Dixie Valley
Cherry Creek
Downieville
Reno
Fallon
Austin
Eureka
Gandy
Nevada City
Carson City
NEVADA
Ely
South Lake Tahoe
Yerington
Walker River I.R.
Gabbs
Duckwater
Citrus Heights
Placerville
Round Mountain
Hawthorne
Toiyabe National Forest
UTAH
Jackson
UNITED STATES
Lodi
San Andreas
Bridgeport
Warm Springs
Angels Camp
Stockton
Tuolumne
Tonopah
Pioche
Manteca
Yosemite National Park
Modesto
Mammoth Lakes
Goldfield
Caliente
Mariposa
Turlock
Nellis Air Force Base
Alamo
Merced
Atwater
Bishop
Sierra National Forest
Los Banos
Kings Canyon N.P.
Desert National Wildlife Range
Madera
Beatty
Mesquite
Independence
Fresno
Sequoia N.P.
Indian Springs
Death Valley National Park
Hanford
Visalia
Death Valley
Las Vegas
Tulare
Pahrump
Porterville
Lake Mead N.R.A.
Avenal
Henderson
CALIFORNIA
ARIZONA
Paso Robles
Delano
Lake Isabella
Atascadero
Wasco
Ridgecrest
Salinas
© 2001 Microsoft Corp. All rights reserved.

Colonial Bank Nevada

Wichita Falls
Nocona
Denison
OKLA.
Idabel
Benjamin
Montague
Seymour
Bowie
Gainesville
Sherman
Paris
Clarksville
Bonham
New Boston
ARKANSAS
Lewisville
Texarkana
Cooper
Commerce
Mount Pleasant
Atlanta
Magnolia
Throckmorton
Jacksboro
Denton
McKinney
Haskell
Stamford
Graham
Plano
Garland
Carrollton
Irving
Greenville
Sulphur Springs
Pittsburg
Linden
Springhill
Homer
Anson
Breckenridge
Weatherford
Emory
Jefferson
Albany
Fort Worth
Dallas
Quitman
Gilmer
Minden
Abilene
Cisco
Eastland
Granbury
Canton
Marshall
Arcadia
Baird
Cleburne
Longview
Shreveport
Stephenville
Tyler
Kilgore
Athens
Carthage
Dublin
Glen Rose
Corsicana
Coushatta
Winters
Henderson
UNITED STATES
Comanche
Meridian
Montalba
Coleman
Natchitoches
Brownwood
Hamilton
Fairfield
Rusk
Ballinger
Mexia
Palestine
Center
Nacogdoches
Paint Rock
Waco
Groesbeck
Teague
LOUISIANA
Goldthwaite
Pollok
Many
Hewitt
Gatesville
Marlin
Lufkin
Hemphill
Crockett
Copperas Cove
Killeen
Diboll
Eden
San Saba
Centerville
Leesville
Brady
TEXAS
Groveton
Harker Heights
Lampasas
Temple
Madisonville
Fort Polk
Menard
Franklin
Jasper
Mason
Burnet
Cameron
De Ridder
Llano
Georgetown
Huntsville
Woodville
Junction
Rockdale
Livingston
College Station
Coldspring
Caldwell
Round Rock
Fredericksburg
Austin
Navasota
Conroe
Cleveland
Lake Charles
Giddings
The Woodlands
Smithville
Brenham
Liberty
Beaumont
Orange
Kerrville
Lockhart
Lagrange
Bellville
Nederland
San Marcos
Houston
Port Arthur
Leakey
New Braunfels
Columbus
Baytown
Schulenburg
Missouri City
Pasadena
Gonzales
San Antonio
Seguin
Texas City
Gulf of Mexico
Hallettsville
Wharton
© 2001 Microsoft Corp. All rights reserved.

Colonial Bank Texas

ARK.
Memphis
Germantown
Collierville
Henderson
Savannah
Selmer
Hohenwald
Shelbyville
Lawrenceburg
Manchester
Winchester
Decatur
Chattanooga
TENNESSEE
NORTH CAROLINA
Rutherfordton
Athens
Hayesville
Easley
Taylors
SOUTH CAROLINA
Clinton
Anderson
Greenwood
Saluda
McCormick
Lincolnton
Augusta
Corinth
Holly Springs
Booneville
Iuka
Senatobia
Sardis
New Albany
Marks
Clarksdale
Pontotoc
Tupelo
Fulton
Hamilton
Cullman
Albertville
Huntsville
Scottsboro
Dalton
Blairsville
Clayton
Toccoa
Ellijay
LaFayette
Fort Payne
Centre
Rome
Gainesville
Hartwell
Elberton
Athens
Washington
Madison
Sandy Springs
Roswell
Winder
Atlanta
Pittsboro
Amory
Aberdeen
Double Springs
Oneonta
Jasper
Gadsden
Coffeeville
Houston
Grenada
Greenwood
Walthall
Fayette
Center Point
Birmingham
Anniston
Heflin
Carrollton
Covington
Columbus
Starkville
Pell City
Peachtree City
GEORGIA
Vaiden
Belzoni
Ackerman
Carrollton
Alabaster
Ashland
Wedowee
Griffin
Eatonton
Gibson
Milledgeville
Louisville
Kosciusko
Macon
Tuscaloosa
Sylacauga
LaGrange
Forsyth
Macon
Sandersville
Yazoo City
MISSISSIPPI
Philadelphia
Eutaw
ALABAMA
Thomaston
Millen
Carthage
Greensboro
Auburn
Opelika
Warner Robins
Canton
Livingston
Demopolis
Selma
Montgomery
Columbus
Fort Valley
Cochran
Dublin
Statesboro
Jackson
Decatur
Meridian
Linden
Soperton
Vidalia
Raleigh
Newton
Quitman
Butler
UNITED STATES
Hawkinsville
Alamo
Mount Vernon
Camden
Union Springs
Abbeville
McRae
Bay Springs
Thomasville
Hazlehurst
Brookhaven
Laurel
Waynesboro
Grove Hill
Troy
Clayton
Eufaula
Cuthbert
Cordele
Fitzgerald
Hazlehurst
Baxley
Monticello
Ellisville
Jackson
Monroeville
Luverne
Abbeville
Fort Gaines
Albany
Douglas
Alma
Columbia
Hattiesburg
Evergreen
Elba
Enterprise
Tifton
Blackshear
Purvis
Leakesville
Brewton
Andalusia
Dothan
Camilla
Colquitt
Moultrie
Nashville
Waycross
Poplarville
Atmore
Geneva
Bainbridge
Cairo
Valdosta
Folkston
Bogalusa
Wiggins
Saraland
Bay Minette
FLORIDA
Chipley
Thomasville
Statenville
Mobile
Daphne
Crestview
DeFuniak Springs
Quincy
Jasper
Picayune
Fairhope
Bellview
Blountstown
Madison
LOUISIANA
Slidell
Gulfport
Pascagoula
Pensacola
Fort Walton Beach
Tallahassee
Live Oak
Lynn Haven
Panama City
Lake City
New Orleans
Perry
Starke
Gulf of Mexico
© 2001 Microsoft Corp. All rights reserved.

Colonial Bank Alabama

Colonial BancGroup

HOME GROWTH GROWTH GROWTH GROWTH

9/30/03

Alabama

Florida
    6%

Georgia

Corporate

65%

8%

21%

Florida
    41%

Alabama

Georgia

Texas

Nevada

Corporate

29%

8%

   5%

4%

13%

Asset Concentration

12/31/96*

*Began strategy to expand into growth markets
outside of Alabama.

Colonial BancGroup

HOME GROWTH GROWTH GROWTH GROWTH

Retail Deposit Concentration

9/30/03

12/31/96*

*Began strategy to expand into growth markets
outside of Alabama.

Alabama

Florida
     9%

Other

80%

8%

3%

Florida
    50%

Alabama

Georgia

Texas

Nevada

32%

6%

7%

5%

Georgia

Colonial BancGroup

CNB LISTED NYSE

HOME GROWTH GROWTH GROWTH GROWTH

Note:  Colonial ranks 6th in number of branches in Florida.

Florida

Alabama
    124

Georgia

Texas

Nevada

106

22

11

11

274 Retail Branches

9

Planned Branch Additions
through 2005:

Alabama

2

Georgia

3

Nevada

6

Texas

6

Florida:

South FL

4

Bay Area

4

Southwest FL

7

Central FL

7

TOTAL

39

Colonial BancGroup

CNB
LISTED
NYSE

HOME GROWTH GROWTH GROWTH GROWTH

Colonial in Population Growth Markets of Florida

*Counties in Top 20 Most Attractive
Southern MSAs –provided by UBS

-Growth data source: Florida Trend Magazine

County

Existing

Planned

Locations

Locations

Projected 6-10% Growth:

Hillsborough*

11

3

Pasco*

2

1

Sarasota*

1

2

Volusia*

7

1

Polk*

4

1

Miami-Dade

12

Palm Beach*

9

2

Broward*

3

2

Projected 11-15% Growth:

Lake*

5

Seminole*

5

1

Orange*

10

1

Lee*

12

6

Manatee*

1

Walton*

1-LPO

Projected 16-20% Growth:

St. Johns*

2

Flagler

1

2

Osceola*

3

1

Collier*

4

1

Colonial BancGroup
CNB LISTED NYSE

HOME
GROWTH
GROWTH
GROWTH
GROWTH

Top 10 Florida Institutions by Market Share

Source: Branch Deposit Report from
the Florida Bankers Association

11

-10.71%

2.00

2.24

Amtrust Bank*

-6.49%

11.67

12.48

Suntrust

-2.87%

15.56

16.02

Wachovia Corp.

-2.70%

19.48

20.02

Bank of America

-1.82%

3.77

3.84

Southtrust

2.19%

2.33

2.28

AmSouth

6.98%

4.14

3.87

Washington Mutual*

9.17%

1.31

1.20

Northern Trust

19.57%

1.65

1.38

Colonial BancGroup

21.62%

2.25

1.85

World Savings Bank*

% Change

3/31/2003

3/31/2002

Market Share

Market Share

*Thrift

Colonial BancGroup

CNB LISTED NYSE

66%
26%
24%
24%
23%
13%
10%
NV
GA
FL
Total Colonial Markets
TX
Entire USA
AL
1990 - 2000

HOME GROWTH GROWTH GROWTH GROWTH

Population Growth

Percent growth of areas with Colonial branch
locations. Source:  US Census Bureau

Colonial BancGroup

CNB LISTED NYSE

Texas 7.0%
Georgia 6.0%
Nevada 5.0%
Florida 50.0%
Alabama 32.0%

12.0
8.0
4.0
0.0
(%)
10.2
9.7
5.3
Colonial Florida[1]
Florida
US

10.0
8.0
6.0
4.0
2.0
0.0
(%)
7.6
7.2
5.3
Colonial[1]
Southern US
US

Population Growth (2003–2008E)

SOURCE:      UBS

NOTE:   1   Deposit weighted

Population Growth (2003–2008E)

Demographic Profile

Deposits at 9/30/03

130
120
110
100
90
80
(%)
26.2%
17 %
13.8 %
10/21/02
1/20/03
4/21/03
7/21/03
10/21/03
CNB
Peers
S&P 500

140
130
120
110
100
90
80
(%)
31.7%
18.3%
16.3%
12/31/02
3/14/03
5/27/03
8/8/03
10/21/03
CNB
Peers
S&P 500

HOME GROWTH GROWTH GROWTH GROWTH

LTM Stock Price Performance

YTD Stock Price Performance

SOURCE:      UBS

NOTE:   1   Deposit weighted

Stock Performance

14

Absolute Return

Total Return

3

-

Year

1

-

Year

YTD

3

-

Year

1

-

Year

CNB

84.8

26.2

31.7

108.0

31.8

NCF

34.5

8.1

12.1

45.0

11.3

CBSS

118.4

12.6

17.4

141.9

16.3

CFR

32.9

10.6

19.1

43.7

13.7

HIB

93.1

16.3

14.7

112.6

20.1

BXS

84.4

19.1

18.7

103.9

22.9

SWBT

1

3.1

34.8

28.1

13.3

34.9

TRMK

58.6

18.1

17.9

71.3

21.2

WTNY

5

.7

7.1

9.6

76.3

11.0

TSFG

161.2

26.0

27.2

182.3

29.1

Peer

Median

66.9

17.0

18.3

87.8

20.1

Colonial BancGroup

CNB LISTED NYSE

HOME
GROWTH
GROWTH
GROWTH
GROWTH

Loan Portfolio Review
and Asset Quality Trends

Colonial BancGroup

CNB LISTED NYSE

$9,417
$10,368
$11,692
$11,409
2000
2001
2002
30-Sep-03

HOME GROWTH GROWTH GROWTH GROWTH

10%

13%

Total Loans

(in millions)

Colonial BancGroup

CNB LISTED NYSE

HOME GROWTH GROWTH GROWTH GROWTH

Loan Portfolio Distribution

As of Sept. 30, 2003

Commercial
Real Estate

RE Const.
      27%

Residential
Real Estate

Commercial

Mortgage
Warehouse
Lending

27%

17%

11%

8%

Consumer

Other

1%

2%

CRE Owner Occ.
            7%

Colonial BancGroup

CNB LISTED NYSE

Colonial Bank
Mortgage Warehouse Balances vs
FHLMC Survey of 30 Year Mortgage Rate Commitments
Monthly Average Balances - $ in millions
Average of Weekly Surveys during the month - %
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
10.00
9.50
9.00
8.50
8.00
7.50
7.00
6.50
6.00
5.50
5.00
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
6.26
5.23

HOME GROWTH GROWTH GROWTH GROWTH

Colonial BancGroup
CNB LISTED NYSE

HOME GROWTH GROWTH GROWTH GROWTH

Commercial RE and Construction Lending
A Proven Approach

Solid and Proven Policies and Underwriting

Lend to individuals we know

Avoid “speculative” projects

Make deals that have strong guarantor support to back them up

Focus on cash flow and strong equity

Strong Committee Process

Low individual lending authorities

Multi-tiered Committees

Regional Director involvement

Experienced Credit Group

Active involvement by CEO and CCO

Credit Review Area

Credit Risk Management Area

Colonial BancGroup

CNB LISTED NYSE

1.49%
1.07%
1.34%
1.31%
0.90%
0.78%
0.84%
0.71%
0.60%
0.55%
0.54%
0.64%
0.78%
0.72%
0.30%
0.46%
0.68%
0.84%
0.39%
0.31%
0.24%
0.24%
0.12%
0.11%
0.09%
0.15%
0.18%
0.15%
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
9/30/03
Other Real Estate

HOME GROWTH GROWTH GROWTH GROWTH

Nonperforming Assets/Loans and ORE

Colonial BancGroup

CNB LISTED NYSE

All FDIC insured commercial banks (as of June 30, 2003)
Southern regionals provided by Sandler O'Neill & Partners
Colonial BancGroup
1.59%
0.82%
0.51%
1.27%
0.59%
0.47%
0.85%
0.33%
0.33%
0.50%
0.19%
0.09%
0.49%
0.22%
0.13%
0.58%
0.30%
0.18%
0.63%
0.33%
0.23%
0.66%
0.28%
0.23%
0.58%
0.37%
0.21%
0.58%
0.31%
0.21%
0.83%
0.41%
0.28%
1.10%
0.59%
0.29%
0.91%
0.41%
0.35%
'91
'93
'95
'97
'99
'01
9/30/2003

HOME GROWTH GROWTH GROWTH GROWTH

Net Charge-offs/Average Loans

Net Charge-offs/Total Loans

0.146%

0.034%

9/30/2003

0.081%

0.060%

2002

0.262%

0.012%

2001

0.083%

0.027%

2000

0.107%

0.079%

1999

0.083%

0.133%

1998

CRE

Construction

Year

Colonial BancGroup
CNB LISTED NYSE

HOME GROWTH GROWTH GROWTH GROWTH

Retail Banking
and Financial Planning

Colonial BancGroup

CNB
LISTED
NYSE

HOME
GROWTH
GROWTH
GROWTH
GROWTH

Sales, Service and Relationships

More products available to more customers

Acquired small community banks and expanded product offerings to include:

            Financial Planning Services, Cash Management, Electronic Banking, Mortgage Origination

Focused on adding quality products and services to enhance revenue opportunities

Improving front-end efficiency through enhancements in technology

Implemented new call center and internet banking product – doubled internet banking users in 2002 - 16% penetration rate through 9/30/03

In process of implementing new platform and loan origination software

Sales and Service Training

Sales and Sales Management training program

Combined Sales & Operational Training

Sales and Service Measurements

Branch Incentive Plan and Service Quality Shopping Program

Cross-Sell Ratio of 2.89 at 9/30/03 – Goal for 2003 is 3.00

Targeted average deposit size per branch of $50 million

Fill in branch coverage

$3,468
$4,114
$4,950
$5,445
2000
2001
2002
30-Sep-03
$4,708
$5,445
30-Sep-02
30-Sep-03

19%

(in millions)

Core Deposits

(non-time)

*Annualized

25

16%

20%

13%*

Colonial BancGroup

CNB LISTED NYSE

44%
49%
54%
59%
2000
2001
2002
30-Sep-03

HOME GROWTH GROWTH GROWTH GROWTH

11%

10%

Core Deposits/Total Deposits

9%

Colonial BancGroup

CNB LISTED NYSE

$77,347
$85,008
$96,631
$123,000
2000
2001
2002
2003*

$25,020
$32,121
09/30/2002
09/30/2003

HOME GROWTH GROWTH GROWTH GROWTH

10%

27%

Noninterest Income

(excludes securities gains)

14%

*Annualized - YTD 9/30/03

(in thousands)

28%

Colonial BancGroup
CNB LISTED NYSE

HOME GROWTH GROWTH GROWTH GROWTH

*Annualized

(in 000s)

Noninterest Income Growth

2002

2003*

Growth

Service Charges

$44,941

$52,500

17%

Mortgage Origination

$14,004

$20,000

43%

Financial Planning

$10,993

$15,300

39%

Electronic Banking

$  8,257

$10,000

22%

Colonial BancGroup

CNB LISTED NYSE

1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
1998
1999
2000
2001
2002
YTD03
AL
FL
GA
NV
TX
Consolidated

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Noninterest Income to Average Assets

1.30%

1.24%

0.93%

1.00%

0.81%

0.70%

NV

AL

TX

FL

Cons.

GA

Colonial BancGroup

CNB
LISTED
NYSE

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Summary

Colonial BancGroup
CNB LISTED NYSE

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GROWTH
GROWTH
GROWTH
GROWTH

In Summary…

Great franchise in high growth markets

Loan growth with excellent asset quality

Expand in market areas through acquisitions and new
branches

More products to more people

Colonial BancGroup

$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03

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Over a decade of increased dividends!

Solid Dividend Growth

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws.  The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-
looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2003 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv)
changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission.  When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,”
and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements.  Forward-looking statements speak only as to the date they are made.  BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Forward Looking Statements

33